497(d)
                                                                       333-17641

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The Equitable Life Assurance Society
of the United States

ACCOUNTING BENEFIT ENDORSEMENT


SUPPLEMENT DATED MAY 1, 2001 TO
SURVIVORSHIP INCENTIVE LIFE(SM) PROSPECTUS
DATED MAY 1, 2001



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This supplement modifies certain information in the prospectus dated May 1, 2001 for the Survivorship Incentive Life flexible premium "second-to-die" variable life insurance policies issued by Equitable Life.


Subject to the conditions discussed below, Equitable Life will offer an Endorsement to your Survivorship Incentive Life policy (the "Endorsement") that will refund or waive all or a portion of certain policy charges if the policy is surrendered for its net cash surrender value within a limited time period.

Under our current rules, the Endorsement will be offered where the following conditions are met:

o a minimum of five policies are issued, each on the lives of different insured persons;
o the persons proposed to be insured are deemed by us to be "highly compensated" individuals;
o the policies have an average face amount of at least
  $500,000;
o the initial premium under each of the policies is remitted to Equitable Life by the employer; and
o the aggregate annualized first year
  planned periodic premium for all policies is at least $150,000.

The Endorsement reduces the difference between the premiums paid for the policy and the amount we will pay you if the policy is surrendered in its early years. This, in turn, is expected to reduce any charge against the employer's earnings when the employer accounts for the policy under generally accepted accounting principles (GAAP). Policyowners must rely on the advice of their own accountants, however, to determine how the purchase of a policy, as modified by the Endorsement, will affect their GAAP financial statements.

The Endorsement works by refunding all or a portion of the deductions from premiums and waiving all or a portion of the surrender charges, if the policy is surrendered in its early years. The percentage of charges refunded or waived under the Endorsement are as follows:

--------------------------------------------------------
                    PERCENT OF
                    PREMIUM            PERCENT OF
  SURRENDER IN      DEDUCTION          SURRENDER
  POLICY YEAR       REFUNDED           CHARGES WAIVED
--------------------------------------------------------
  1                   100%                 100%
  2                    67%                  80%
  3                    33%                  60%
  4                     0%                  40%
  5                     0%                  20%
  6 and later           0%                   0%
--------------------------------------------------------

For example, if a policy subject to the Endorsement were surrendered in its second policy year, we would refund:

o 67% of the charges that had been deducted from premiums (i.e., the sales charge and charge for taxes); and
o 80% of the amount of surrender charges that we otherwise would have imposed for the surrender (which includes both the premium surrender charges and the administrative surrender charge).

Once the Endorsement terminates at the end of the fifth policy year, however, there will be no refund of prior deductions from premiums, and the full amount of the surrender charges otherwise payable under the policy will be assessed upon surrender. The Endorsement operates only if the policy is surrendered in full. There is no waiver of surrender charges or refund of premium deductions if the policy terminates after a grace period or if the face amount is reduced. Nor is there a refund of prior premium deductions for partial withdrawals. The Endorsement does not affect the amount available for borrowing or withdrawing from your policy. Nor does it affect the calculations to determine whether your policy will lapse or terminate.




EVM 184                                                                 e3181
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